Two Harbors Investment Corp. Stockholders Approve Merger with CYS Investments Inc. New York, July 27, 2018 – Two Harbors Investment Corp. (NYSE: TWO) announced that at the special meeting of stockholders held today its stockholders approved the issuance of the company’s common stock pursuant to the terms of the previously announced merger agreement with CYS Investments, Inc. (NYSE: CYS). The merger is expected to close on July 31, 2018, subject to customary closing conditions. As a result of the merger, among other things, each share of CYS common stock outstanding at the effective time of the merger will be converted into the right to receive from Two Harbors (i) 0.4680 newly issued shares of Two Harbors common stock and (ii) cash consideration of $0.0965 per share. CYS common stock is expected to be delisted from trading on the New York Stock Exchange (“NYSE”) after the close of trading on July 31, 2018. Two Harbors common stock will continue to trade on the NYSE under the existing ticker symbol “TWO”. Two Harbors Investment Corp. Two Harbors Investment Corp., a Maryland corporation, is a real estate investment trust that invests in residential mortgage-backed securities, mortgage servicing rights and other financial assets. Two Harbors is headquartered in New York, New York, and is externally managed and advised by PRCM Advisers LLC, a wholly owned subsidiary of Pine River Capital Management L.P. Additional information is available at www.twoharborsinvestment.com. Additional Information Stockholders of Two Harbors and other interested persons may find additional information regarding the company at the Securities and Exchange Commission’s Internet site at www.sec.gov or by directing requests to: Two Harbors Investment Corp., 575 Lexington Avenue, Suite 2930, New York, NY 10022, telephone 612-629-2500. Forward-Looking Statements This press release may contain “forward-looking statements”. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Two Harbors expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Two Harbors can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication, including, among others, risks related to the merger. All such factors are difficult to predict and are beyond the control of Two Harbors, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at http://www.twoharborsinvestment.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov, and those detailed in the section entitled “Risk Factors” in the joint proxy statement/prospectus relating to the merger filed with the SEC on June 25, 2018. Each of the forward-looking statements of Two Harbors are based on assumptions that Two Harbors believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Two Harbors does not undertake to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof. Contact Investors: Margaret Field, Investor Relations, Two Harbors Investment Corp., 212-364-3663, margaret.field@twoharborsinvestment.com.